UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 9, 2017. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	282,081,357	3,928,321	1,227,205	34,371,172
Gilbert F. Casellas	276,603,235	9,399,492	1,233,016	34,371,172
Mark B. Grier	279,880,061	6,178,760	1,177,549	34,371,172
Martina Hund-Mejean	284,972,257	1,083,708	1,181,645	34,371,172
Karl J. Krapek	276,068,412	9,921,583	1,247,760	34,371,172
Peter R. Lighte	284,726,329	1,263,066	1,248,639	34,371,172
George Paz	284,859,724	1,135,088	1,243,051	34,371,172
Sandra Pianalto	282,155,472	3,953,001	1,129,174	34,371,172
Christine A. Poon	282,915,662	3,155,956	1,164,457	34,371,172
Douglas A. Scovanner	284,726,763	1,228,212	1,283,175	34,371,172
John R. Strangfeld	276,315,411	7,984,665	2,937,266	34,371,172
Michael A. Todman	283,172,572	2,833,536	1,232,254	34,371,172

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was approved based upon the following votes:

Votes for approval: 312,430,286

Votes against: 8,018,721

Abstentions: 1,160,273

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 266,392,614

Votes against: 18,877,197

Abstentions: 1,965,283

Broker non-votes: 34,371,172

4. The shareholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:

Every year: 250,668,763

Every 2 years: 1,737,605

Every 3 years: 33,081,063

Abstentions: 1,730,045

Broker non-votes: 34,371,172

The Board of Directors of the Company has adopted a policy providing for an annual advisory vote to approve the compensation of the Company’s named executive officers. In light of such policy and considering the strong support for an annual vote as reflected in the above voting results, the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers annually.

5. The shareholder proposal regarding an independent Board Chairman was not approved based on the following votes:

Votes for approval: 123,560,439

Votes against: 161,367,708

Abstentions: 2,308,200

Broker non-votes: 34,371,172

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran

	Name:	Margaret M. Foran
	Title:	Chief Governance Officer, Senior
Vice President and Corporate Secretary